SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934





Date of report:  January 26, 1999
      (Date of earliest event reported)




                        NORTH EAST INSURANCE COMPANY
           (Exact name of registrant as specified in its charter)




            Maine                     0-11184             01-0278387
(State or other jurisdiction of     (Commission        (I.R.S. Employer
 incorporation or organization)       File No.)       Identification No.)




                  482 Payne Road, Scarborough, Maine  04074
             (Address of principal executive offices) (Zip code)



Registrant's telephone number:   (207) 883-2232



Item 5.     Other Events.

On January 26, 1999 North East Insurance Company announced that it had reached a non-binding agreement in principle for Motor Club of America to acquire North East Insurance Company through a Merger. A copy of the North East Insurance Company's press release announcing the agreement in principle is filed as an exhibit to this report.


Item 6.     Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press release dated January 26, 1999 of North East Insurance Company, announcing agreement in principle to be acquired by Motor Club of America.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NORTH EAST INSURANCE COMPANY


Date: January 27, 1999                 By: /s/ Robert G. Schatz
                                           --------------------
                                           President and Chief
                                           Executive Officer


                              INDEX TO EXHIBITS

Exhibit
Number      Description
-------     --------------------------------------------

99.1 Press release dated January 26, 1999 of North East Insurance Company, announcing agreement to be acquired by Motor Club of America.